UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Commission File Number 1-15202

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	22-1867895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203) 629-3000

(Registrant’s telephone number, including area code)

None

Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB-PB	New York Stock Exchange
5.90% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2020, W. R. Berkley Corporation (the “Company”) closed its public offering of $300 million aggregate principal amount of its 4.00% Senior Notes due 2050 (the “Notes”). The terms of the Notes are set forth in the Indenture, relating to Senior Debt Securities, dated as of May 12, 2020 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture, dated as of May 12, 2020 (together with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon, as trustee (the “Trustee”).

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

On May 12, 2020, Willkie Farr & Gallagher LLP, counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Notes.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into the Registration Statement (No. 333-221559) filed by the Company.

(d) Exhibits

4.1	Indenture, dated as of May 12, 2020, between the Company and the Trustee.

4.2	First Supplemental Indenture, dated as of May 12, 2020, between the Company and the Trustee, including the form of the Notes attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President – Chief Financial Officer and Treasurer

Date: May 12, 2020